Virtus Duff & Phelps International Real Estate Securities Fund,

a series of Virtus Opportunities Trust

Supplement dated December 14, 2023, to the Summary Prospectus and the Virtus Opportunities Trust Statutory Prospectus and Statement of Additional Information (“SAI”) pertaining to the fund named above,

each dated January 27, 2023, as supplemented

Important Notice to Investors

Effective December 13, 2023, the Virtus Duff & Phelps International Real Estate Securities Fund (the “Fund”) was liquidated pursuant to a Plan of Liquidation. The Fund has ceased operations and is no longer available for sale. Accordingly, the Fund’s Summary Prospectus is no longer valid, nor are references to the Fund in the Virtus Opportunities Trust Statutory Prospectus and SAI.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT 8020 DPIM Int. RE Fund Closed (12/2023)

Virtus Stone Harbor Emerging Markets Debt Allocation Fund

and Virtus Stone Harbor High Yield Bond Fund,

each a series of Virtus Opportunities Trust

Supplement dated December 14, 2023, to the Summary Prospectuses and the Virtus Opportunities Trust Statutory Prospectus and Statement of Additional Information (“SAI”) pertaining to the funds named above, each dated September 28, 2023, as supplemented

Important Notice to Investors

Effective December 13, 2023, the Virtus Stone Harbor Emerging Markets Debt Allocation Fund and Virtus Stone Harbor High Yield Bond Fund (the “Funds”) were liquidated pursuant to their Plans of Liquidation. The Funds have ceased operations and are no longer available for sale. Accordingly, the Funds’ Summary Prospectuses are no longer valid, nor are references to the Funds in the Virtus Opportunities Trust Statutory Prospectus and SAI.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT 8470 SHIP EMDA and HYB Funds Closed (12/2023)